OPTICAL CABLE CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

March 28, 2023
Neil Wilkin, CEO

FORWARD LOOKING INFORMATION

This presentation may contain "forward looking statements" that involve risks and uncertainties. These statements reflect management's current expectations about possible future events and performance. Such forward-looking information is subject to known and unknown variables, uncertainties, contingencies and risks that may cause actual events or results to differ materially from management's expectations. Known and unknown variables, uncertainties, contingencies and risks (collectively, "factors") may also adversely affect Optical Cable Corporation and its subsidiaries (collectively, "OCC"), OCC's future results of operations, OCC's future financial condition, and/or the future equity value of OCC.

These factors include, but are not limited to, those factors set forth in detail in the "forward looking information" of our most recent annual report on Form 10-K and quarterly reports on Form 10-Q and in our other SEC reports—all such factors are incorporated herein by reference. These factors may be revised or supplemented in future reports filed with the SEC.

AGENDA

I. Focus on Execution: Fiscal Year 2022.

II. Our Core Strengths Create Long-term Value.

III. First Quarter of Fiscal Year 2023.

IV. Looking Forward.

V. Q&A.


Focus on Execution:
Fiscal Year 2022

Focus on Execution

- ❑ Successful Execution Reflected in Financial Performance in Fiscal Year 2022
- ❑ Net Sales and Results for operating activities significantly improved during EVERY quarter of fiscal year 2022, compared to the respective prior year periods

Strong Fourth Quarter

- Strong Finish to Fiscal year 2022 with Results Delivered during Fourth Quarter
  - Double-digit growth in Net Sales – $20.1 million, UP 26.3%
  - Double-digit growth in Gross Profit – UP 31.0%
  - Gross Profit Margin – 33.0%
  - SG&A Expenses – 25.9% of net sales
  - Net Income $1.2 million or $0.15 EPS

Consolidated Net Sales by Quarter
FY 2020 through Q1 2023
(in thousands $)



$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
1
2
3
4
Fiscal Quarters
2020
2021
2022
2023

Successful Execution in Fiscal Year 2022

- Strong Sales Growth
  - Net sales increased 16.8% to $69.1 million in fiscal 2022, compared to prior year

Successful Execution in Fiscal Year 2022

- Increased Production, Improved Efficiencies and Strong Operating Leverage
  - Gross Profit Grew to $20.5 million – UP 26.0%
  - Gross Profit Margin increased to 29.7% during fiscal year 2022 with a Gross Profit Margin of 33.0% during the fourth quarter
  - Benefiting from Operating Leverage

Successful Execution in Fiscal Year 2022

- Controlled Selling, General and Administrative Expenses
  - SG&A Expenses as percentage of Net Sales were 28.9% in Fiscal Year 2022 – Down from 30.8% in Fiscal Year 2021
  - Fixed SG&A Expenses substantial – including public company costs
  - Benefitting from Operating Leverage

OCC SG&A Expenses Dollars (in 000s) and % of Net Sales (fiscal years 2019-2022)



$26,000
$25,000
$24,000
$23,000
$22,000
$21,000
$20,000
$19,000
$18,000
35.0%
33.0%
31.0%
29.0%
27.0%
25.0%
2019
2020
2021
2022
SG&A Dollars
% of Net Sales



OUR CORE STRENGTHS CREATE LONG-TERM VALUE.

OCC CORE STRENGTHS – Market Position

- ❑ Enviable market positions
- ❑ Brand recognition
- ❑ Loyalty of and our relationships with customers, decision makers and end-users across a broad range of targeted markets

OCC CORE STRENGTHS – Product Offerings

- ❑ Wide range of fiber optic and copper cabling and connectivity products and solutions
- ❑ Enable OCC to deliver products and solutions that meet our customers' unique needs and that are well suited for the applications in our targeted markets
- ❑ The range of OCC's product offerings is extensive, with OCC often successfully competing with different competitors in OCC's different targeted markets


WHEN NETWORK RELIABILITY COUNTS...
Connections You Can Count On.™


Connections You Can Count On.™
STAYING AHEAD OF THE ICT REVOLUTION


THE ADVANCED LIGHTWEIGHT REEL STAND (ALRS)
22lbs.
NEW RL-309/U
Modern design for the modern mission – carry handles, pouches, and more
Locks in all positions – no tools required
Balanced-weight design improves stability
OPTICAL CABLE CORPORATION


COPPER SOLUTIONS
PRODUCT GUIDE

OCC CORE STRENGTHS – Global Presence

- Broad and diverse geographic footprint
- OCC selling into approximately 50 countries every year

OCC CORE STRENGTHS – Experience

- ❑ Extensive industry experience and expertise
- ❑ OCC's engineering, sales and business development teams well-respected for their product and application experience and expertise
- ❑ Ability to create our portfolio of innovative, high performance products and associated intellectual property.
- ❑ Impressive manufacturing knowledge and experience of our manufacturing, quality and engineering teams and the significant production capacity of our facilities.

OUR CORE STRENGTHS CREATE LONG-TERM VALUE.


OPTICAL CABLE CORPORATION
QUALITY POLICY
GREATNESS OCCURS BECAUSE:
» OUR PASSION IS INNOVATIVE CABLING & CONNECTIVITY SOLUTIONS.
» CUSTOMERS CAN COUNT ON US.
» CONTINUOUS IMPROVEMENT IS OUR GOAL.
GO OCC!
OCC
Connections You Can Count On.®
ISO 9001:2015 REGISTERED

STRONG START:

FIRST QUARTER 2023

Strong Start to Fiscal Year 2023

- ❑ Strong Start to Fiscal year 2023 with Results Delivered during First Quarter
  - ❑ Double-digit growth in Net Sales – $18.3 million, UP 26.6%
  - ❑ Double-digit growth in Gross Profit – UP 61.2%
  - ❑ Gross Profit Margin – 35.7%
  - ❑ SG&A Expenses – 29.8% of net sales
  - ❑ Net Income $810,000 or $0.12 EPS

LOOKING FORWARD



LOOKING FORWARD

- ❑ Continued focus on executing our strategy to meet demand and capture additional growth opportunities
- ❑ Monitoring changing macroeconomic trends and believe we are prepared to make appropriate business adjustments as necessary
- ❑ Well-positioned to capture growth opportunities, execute on opportunities to operate more efficiently, and deliver enhanced value to shareholders in fiscal year 2023 and beyond


QUESTIONS & ANSWERS.

Connections You Can Count On.™

THANK YOU!